Financial instruments and risk management	12 Months Ended
Jun. 30, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and risk management
Introduction
This section sets out the policies and procedures applied to manage the group’s capital structure and the financial risks the group is exposed to. Diageo considers the following components of its balance sheet to be capital: borrowings and equity. Diageo manages its capital structure to achieve capital efficiency, provide flexibility to invest through the economic cycle and give efficient access to debt markets at attractive cost levels.
15. Financial instruments and risk management

Accounting policies

Financial assets and liabilities are initially recorded at fair value including, where permitted by IFRS 9, any directly attributable transaction costs. For those financial assets that are not subsequently held at fair value, the group assesses whether there is evidence of impairment at each balance sheet date.
The group classifies its financial assets and liabilities into the following categories: financial assets and liabilities at amortised cost, financial assets and liabilities at fair value through profit and loss and financial assets at fair value through other comprehensive income.
The accounting policies for other investments and loans are described in note 12, for trade and other receivables and payables in note 14 and for cash and cash equivalents in note 16.
Financial assets and liabilities at fair value through profit or loss include derivative assets and liabilities. Where financial assets or liabilities are eligible to be carried at either amortised cost or fair value through other comprehensive income, the group does not apply the fair value option.
Derivative financial instruments are carried at fair value using a discounted cash flow model based on market data applied consistently for similar types of instruments. Gains and losses on derivatives that do not qualify for hedge accounting treatment are taken to the income statement as they arise.
Other financial liabilities are carried at amortised cost unless they are part of a fair value hedge relationship. The difference between the initial carrying amount of the financial liabilities and their redemption value is recognised in the income statement over the contractual terms using the effective interest rate method. The Zacapa related financial liabilities are recognised at fair value.

Hedge accounting

The group designates and documents certain derivatives as hedging instruments against changes in fair value of recognised assets and liabilities (fair value hedges), highly probable forecast transactions or the cash flow risk from a change in exchange or interest rates (cash flow hedges) and hedges of net investments in foreign operations (net investment hedges). The designated portion of the hedging instruments is included in other financial assets and liabilities on the consolidated balance sheet. The effectiveness of such hedges is assessed at inception and at least on a quarterly basis, using prospective testing. Methods used for testing effectiveness include dollar offset, critical terms, regression analysis and hypothetical models.
Fair value hedges are used to manage the currency and/or interest rate risks to which the fair value of certain assets and liabilities are exposed. Changes in the fair value of the derivatives are recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability.
If such a hedge relationship no longer meets hedge accounting criteria, fair value movements on the derivative continue to be taken to the income statement while any fair value adjustments made to the underlying hedged item to that date are amortised through the income statement over its remaining life using the effective interest rate method.
Cash flow hedges are used to hedge the foreign currency risk of highly probable future foreign currency cash flows, the commodity price risk of highly probable future transactions, as well as the cash flow risk from changes in exchange or interest rates. The effective portion of the gain or loss on the hedges is recognised in other comprehensive income, while any ineffective part is recognised in the income statement. Amounts recorded in other comprehensive income are recycled to the income statement in the same period in which the underlying foreign currency, commodity exposure or interest exposure affects the income statement.
Net investment hedges take the form of either foreign currency borrowings or derivatives. Foreign exchange differences arising on translation of net investments are recorded in other comprehensive income and included in the exchange reserve. Liabilities used as hedging instruments are revalued at closing exchange rates and the resulting gains or losses are also recognised in other comprehensive income to the extent that they are effective, with any ineffectiveness taken to the income statement. Foreign exchange contracts hedging net investments are carried at fair value. Effective fair value movements are recognised in other comprehensive income, with any ineffectiveness taken to the income statement.
The group’s funding, liquidity and exposure to foreign currency and interest rate risks are managed by the group’s treasury department. The treasury department uses a range of financial instruments to manage these underlying risks.
Treasury operations are conducted within a framework of Board-approved policies and guidelines, which are recommended and monitored by the finance committee, chaired by the Chief Financial Officer. The policies and guidelines include benchmark exposure and/or hedge cover levels for key areas of treasury risk which are periodically reviewed by the Board following, for example, significant business, strategic or accounting changes. The framework provides for limited defined levels of flexibility in execution to allow for the optimal application of the Board-approved strategies. Transactions arising from the application of this flexibility are carried at fair value, gains or losses are taken to the income statement as they arise and are separately monitored on a daily basis using Value at Risk analysis. In the years ended 30 June 2021 and 30 June 2020 gains and losses on these transactions were not material. The group does not use derivatives for speculative purposes. All transactions in derivative financial instruments are initially undertaken to manage the risks arising from underlying business activities.
The group purchases insurance for commercial or, where required, for legal or contractual reasons. In addition, the group retains insurable risk where external insurance is not considered an economic means of mitigating these risks.
The finance committee receives a monthly report on the key activities of the treasury department, which would identify any exposures which differ from the defined benchmarks, should they arise.
(a) Currency risk
The group presents its consolidated financial statements in sterling and conducts business in many currencies. As a result, it is subject to foreign currency risk due to exchange rate movements, which will affect the group’s transactions and the translation of the results and underlying net assets of its operations. To manage the currency risk the group uses certain financial instruments. Where hedge accounting is applied, hedges are documented and tested for effectiveness on an ongoing basis. The impact of the Covid-19 pandemic on the group's cash flow hedges has been considered to determine if the hedged forecast cash flows remain ‘highly probable’, in relation to forecasted sales transactions on the net US dollar exposure of the group and other hedged currency pairs. In making this assessment, the potential financial impact of the Covid-19 pandemic has been modelled in the group's cash flow projections and stress tested. For the year ended 30 June 2021, no material ineffectiveness was recognized based on the group’s assessment, however if there was a reduction in foreign currency forecast transactions, any potential ineffectiveness would be recognized in the consolidated income statement.

Hedge of net investment in foreign operations
The group hedges a certain portion of its exposure to fluctuations in the sterling value of its foreign operations by designating borrowings held in foreign currencies and using foreign currency spots, forwards, swaps and other financial derivatives. For the year ended 30 June 2021 the group’s guidance was to maintain total net investment Value at Risk to total Net Asset value below 20%, where Value at Risk is defined as the maximum amount of loss over a one-year period with a 95% probability confidence level.
At 30 June 2021 foreign currency borrowings designated in net investment hedge relationships amounted to £7,780 million (2020 £9,127 million), including financial derivatives.

Hedge of foreign currency debt
The group uses cross currency interest rate swaps to hedge the foreign currency risk associated with certain foreign currency denominated borrowings.

Transaction exposure hedging
The group’s policy is to hedge up to 24 months forecast transactional foreign currency risk on the net US dollar exposure of the group targeting 75% coverage for the current financial year and up to 18 months for other currency pairs. The group’s exposure to foreign currency risk arising principally on forecasted sales transactions is managed using forward agreements and options.
(b) Interest rate risk
The group has an exposure to interest rate risk, arising principally on changes in US dollar, euro and sterling interest rates. To manage interest rate risk, the group manages its proportion of fixed to floating rate borrowings within limits approved by the Board, primarily through issuing fixed and floating rate borrowings and commercial paper, and by utilising interest rate swaps. These practices aim to minimise the group’s net finance charges with acceptable year-on-year volatility. To facilitate operational efficiency and effective hedge accounting, for the year ended 30 June 2021 the group’s policy was to maintain fixed rate borrowings within a band of 40% to 60% of forecast net borrowings. In July 2020 the Board approved to temporarily amend the approved 40% - 60% fixed debt band to 40% - 80% and subsequently in December 2020 the Board approved to temporarily increase the band range to 40% - 90% for a period of 3 years until 31 December 2023. For these calculations, net borrowings exclude interest rate related fair value adjustments. The majority of the group’s existing interest rate derivatives are designated as hedges and are expected to be effective. Fair value of these derivatives is recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability. The group's net borrowings interest rate profile as at 30 June 2021 and 2020 is as follows:

	2021		2020
	£ million	%	£ million	%
Fixed rate	9,278	77	9,213	70
Floating rate(i)	2,521	21	3,746	28
Impact of financial derivatives and fair value adjustments	(53)	(1)	(183)	(1)
Lease liabilities	363	3	470	3
Net borrowings	12,109	100	13,246	100
(i)    The floating rate portion of net borrowings includes cash and cash equivalents, collaterals, floating rate loans and bonds and bank overdrafts.

The table below sets out the average monthly net borrowings and effective interest rate:

Average monthly net borrowings			Effective interest rate
2021 £ million	2020 £ million	2019 £ million	2021%	2020%	2019%
12,702	12,708	10,393	2.7	2.6	2.4
(1)     For this calculation, net interest charge excludes fair value adjustments to derivative financial instruments and borrowings and average monthly net borrowings includes the impact of interest rate swaps that are no longer in a hedge relationship but excludes the market value adjustment for cross currency interest rate swaps.

IBOR reform
In accordance with the UK Financial Conduct Authority’s announcement on 5 March 2021, LIBOR benchmark rates will be discontinued after 31 December 2021 except majority of the US dollar settings which will be discontinued after 30 June 2023. There will be amendments to the contractual terms of IBOR-referenced interest rates and the corresponding update of the hedge designations. The changed reference rate may also affect other systems, processes, risks and fair valuation of financial instruments, however the group do not expect material tax and accounting implications.
Included in the floating rate net borrowings are interest rate swaps designated in fair value hedges, with a notional amount of £2,338 million (2020: £3,156 million) whose interest rates are based on USD LIBOR.
(c) Commodity price risk
Commodity price risk is managed in line with the principles approved by the Board either through long-term purchase contracts with suppliers or, where appropriate, derivative contracts. The group policy is to maintain the Value at Risk of commodity price risk arisen from commodity exposures below 75 bps of forecast gross margin in any given financial year. Where derivative contracts are used the commodity price risk exposure is hedged up to 24 months of forecast volume through exchange-traded and over-the-counter contracts (futures, forwards and swaps) and cash flow hedge accounting is applied.
(d) Market risk sensitivity analysis
The group uses a sensitivity analysis that estimates the impacts on the consolidated income statement and other comprehensive income of either an instantaneous increase or decrease of 0.5% in market interest rates or a 10% strengthening or weakening in sterling against all other currencies, from the rates applicable at 30 June 2021 and 30 June 2020, for each class of financial instruments with all other variables remaining constant. The sensitivity analysis excludes the impact of market risks on the net post employment benefit liabilities and assets, and corporate tax payable. This analysis is for illustrative purposes only, as in practice interest and foreign exchange rates rarely change in isolation.
The sensitivity analysis estimates the impact of changes in interest and foreign exchange rates. All hedges are expected to be highly effective for this analysis and it considers the impact of all financial instruments including financial derivatives, cash and cash equivalents, borrowings and other financial assets and liabilities. The results of the sensitivity analysis should not be considered as projections of likely future events, gains or losses as actual results in the future may differ materially due to developments in the global financial markets which may cause fluctuations in interest and exchange rates to vary from the hypothetical amounts disclosed in the table below.

	Impact on income statement gain/(loss)		Impact on consolidated comprehensive income gain/(loss)(i) (ii)
	2021	2020	2021	2020
	£ million	£ million	£ million	£ million
0.5% decrease in interest rates	13	19	23	45
0.5% increase in interest rates	(13)	(19)	(22)	(43)
10% weakening of sterling	(32)	(26)	(1,008)	(1,384)
10% strengthening of sterling	27	22	825	1,132
(i)    The impact on foreign currency borrowings and derivatives in net investment hedges is largely offset by the foreign exchange difference arising on the translation of net investments.
(ii)    The impact on the consolidated statement of comprehensive income includes the impact on the income statement.
(e) Credit risk
Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the group. Credit risk arises on cash balances (including bank deposits and cash and cash equivalents), derivative financial instruments and credit exposures to customers, including outstanding loans, trade and other receivables, financial guarantees and committed transactions.
The carrying amount of financial assets of £5,360 million (2020 – £5,989 million) represents the group’s exposure to credit risk at the balance sheet date as disclosed in section (i), excluding the impact of any collateral held or other credit enhancements. A financial asset is in default when the counterparty fails to pay its contractual obligations. Financial assets are written off when there is no reasonable expectation of recovery.
Credit risk is managed separately for financial and business related credit exposures.

Financial credit risk
Diageo aims to minimise its financial credit risk through the application of risk management policies approved and monitored by the Board. Counterparties are predominantly limited to major banks and financial institutions, primarily with a long-term credit rating within the A band or better, and the policy restricts the exposure to any one counterparty by setting credit limits taking into account the credit quality of the counterparty. The group’s policy is designed to ensure that individual counterparty limits are adhered to and that there are no significant concentrations of credit risk. The Board also defines the types of financial instruments which may be transacted. The credit risk arising through the use of financial instruments for currency and interest rate risk management is estimated with reference to the fair value of contracts with a positive value, rather than the notional amount of the instruments themselves. Diageo annually reviews the credit limits applied and regularly monitors the counterparties’ credit quality reflecting market credit conditions.
When derivative transactions are undertaken with bank counterparties, the group may, where appropriate, enter into certain agreements with such bank counterparties whereby the parties agree to post cash collateral for the benefit of the other if the net valuations of the derivatives are above a predetermined threshold. At 30 June 2021, the collateral held under these agreements amounted to $136 million (£98 million) (2020 – $221 million (£180 million)).

Business related credit risk
Loan, trade and other receivables exposures are managed locally in the operating units where they arise and active risk management is applied, focusing on country risk, credit limits, ongoing credit evaluation and monitoring procedures. There is no significant concentration of credit risk with respect to loans, trade and other receivables as the group has a large number of customers which are internationally dispersed.
(f) Liquidity risk
Liquidity risk is the risk that Diageo may encounter difficulties in meeting its obligations associated with financial liabilities that are settled by delivering cash or other financial assets. The group uses short-term commercial paper to finance its day-to-day operations. The group’s policy with regard to the expected maturity profile of borrowings is to limit the amount of such borrowings maturing within 12 months to 50% of gross borrowings less money market demand deposits, and the level of commercial paper to 30% of gross borrowings less money market demand deposits. In addition, the group’s policy is to maintain backstop facilities with relationship banks to support commercial paper obligations.
The following tables provide an analysis of the anticipated contractual cash flows including interest payable for the group’s financial liabilities and derivative instruments on an undiscounted basis. Where interest payments are calculated at a floating rate, rates of each cash flow until maturity of the instruments are calculated based on the forward yield curve prevailing at the respective year ends. The gross cash flows of cross currency swaps are presented for the purposes of this table. All other derivative contracts are presented on a net basis. Financial assets and liabilities are presented gross in the consolidated balance sheet although, in practice, the group uses netting arrangements to reduce its liquidity requirements on these instruments.
Contractual cash flows

	Due within 1 year £ million	Due between 1 and 3 years £ million	Due between 3 and 5 years £ million	Due after 5 years £ million	Total £ million	Carrying amount at balance sheet date £ million
2021
Borrowings(i)	(1,859)	(2,590)	(2,788)	(7,498)	(14,735)	(14,727)
Interest on borrowings(i)(iii)	(390)	(552)	(467)	(1,375)	(2,784)	(122)
Lease capital repayments	(82)	(92)	(45)	(144)	(363)	(363)
Lease future interest payments	(9)	(12)	(8)	(25)	(54)	—
Trade and other financial liabilities(ii)	(3,800)	(71)	(108)	(191)	(4,170)	(4,125)
Non-derivative financial liabilities	(6,140)	(3,317)	(3,416)	(9,233)	(22,106)	(19,337)
Cross currency swaps (gross)
Receivable	57	780	79	1,294	2,210	—
Payable	(41)	(811)	(56)	(986)	(1,894)	—
Other derivative instruments (net)	143	54	—	(23)	174	—
Derivative instruments(iii)	159	23	23	285	490	312
2020
Borrowings(i)	(1,994)	(2,980)	(3,080)	(8,615)	(16,669)	(16,785)
Interest on borrowings(i)(iii)	(466)	(669)	(541)	(1,741)	(3,417)	(148)
Lease capital repayments	(106)	(135)	(71)	(158)	(470)	(470)
Lease future interest payments	(9)	(13)	(9)	(31)	(62)	—
Trade and other financial liabilities(ii)	(2,833)	(127)	(48)	(35)	(3,043)	(3,006)
Non-derivative financial liabilities	(5,408)	(3,924)	(3,749)	(10,580)	(23,661)	(20,409)
Cross currency swaps (gross)
Receivable	65	902	89	1,506	2,562	—
Payable	(41)	(824)	(56)	(1,014)	(1,935)	—
Other derivative instruments (net)	21	89	45	19	174	—
Derivative instruments(iii)	45	167	78	511	801	610
(i)    For the purpose of these tables above, borrowings are defined as gross borrowings excluding lease liabilities and fair value of derivative instruments as disclosed in note 16.
(ii)    Primarily consists of trade and other payables that meet the definition of financial liabilities under IAS 32.
(iii)    Carrying amount of interest on borrowings, interest on derivatives and interest on other payable is included within interest payable in note 14.
The group had available undrawn committed bank facilities as follows:

	2021 £ million	2020 £ million
Expiring within one year	540	2,439
Expiring between one and two years	691	610
Expiring after two years	1,287	2,236
	2,518	5,285

The facilities can be used for general corporate purposes and, together with cash and cash equivalents, support the group’s commercial paper programmes.
There are no financial covenants on the group’s material short- and long-term borrowings. Certain of these borrowings contain cross default provisions and negative pledges.
The committed bank facilities are subject to a single financial covenant, being minimum interest cover ratio of two times (defined as the ratio of operating profit before exceptional items, aggregated with share of after tax results of associates and joint ventures, to net interest). They are also subject to pari passu ranking and negative pledge covenants.
Any non-compliance with covenants underlying Diageo’s financing arrangements could, if not waived, constitute an event of default with respect to any such arrangements, and any non-compliance with covenants may, in particular circumstances, lead to an acceleration of maturity on certain borrowings and the inability to access committed facilities. Diageo was in full compliance with its financial, pari passu ranking and negative pledge covenants in respect of its material short- and long-term borrowings throughout each of the years presented.
(g) Fair value measurements
Fair value measurements of financial instruments are presented through the use of a three-level fair value hierarchy that prioritises the valuation techniques used in fair value calculations.
The group maintains policies and procedures to value instruments using the most relevant data available. If multiple inputs that fall into different levels of the hierarchy are used in the valuation of an instrument, the instrument is categorised on the basis of the most subjective input.
Foreign currency forwards and swaps, cross currency swaps and interest rate swaps are valued using discounted cash flow techniques. These techniques incorporate inputs at levels 1 and 2, such as foreign exchange rates and interest rates. These market inputs are used in the discounted cash flow calculation incorporating the instrument’s term, notional amount and discount rate, and taking credit risk into account. As significant inputs to the valuation are observable in active markets, these instruments are categorised as level 2 in the hierarchy.
Other financial liabilities include a put option, which does not have an expiry date, held by Industrias Licoreras de Guatemala (ILG) to sell the remaining 50% equity stake in Rum Creations & Products Inc, the owner of the Zacapa rum brand, to Diageo. The liability is fair valued and as at 30 June 2021 an amount of £149 million (30 June 2020 - £167 million) is recognised as a liability with changes in the fair value of the put option included in retained earnings. As the valuation of this option uses assumptions not observable in the market, it is categorised as level 3 in the hierarchy. As at 30 June 2021, because it is unknown when or if ILG will exercise the option, the liability is measured as if the exercise date is on the last day of the next financial year considering forecast future performance. The option is sensitive to reasonably possible changes in assumptions. If the option were to be exercised as at 30 June 2023, the fair value of the liability would increase by approximately £4 million.
Included in other financial liabilities, the contingent consideration on acquisition of businesses represents the present value of payments up to £474 million linked to certain performance targets which are expected to be paid over the next 10 years.
There were no significant changes in the measurement and valuation techniques, or significant transfers between the levels of the financial assets and liabilities in the year ended 30 June 2021.
The group’s financial assets and liabilities measured at fair value are categorised as follows:

	2021 £ million	2020 £ million
Derivative assets	443	758
Derivative liabilities	(129)	(145)
Valuation techniques based on observable market input (Level 2)	314	613
Financial assets - other	138	116
Financial liabilities - other	(578)	(416)
Valuation techniques based on unobservable market input (Level 3)	(440)	(300)
In the years ended 30 June 2021 and 30 June 2020, the increase in financial assets - other of £22 million (2020 - £30 million) is principally due to acquisitions.
The movements in level 3 instruments, measured on a recurring basis, are as follows:

	Zacapa financial liability	Contingent consideration recognised on acquisition of businesses(i)	Zacapa financial liability	Contingent consideration recognised on acquisition of businesses
	2021	2021	2020	2020
	£ million	£ million	£ million	£ million
At the beginning of the year	(167)	(249)	(174)	(227)
Net losses included in the income statement	(7)	(47)	(6)	(24)
Net gains/(losses) included in exchange in other comprehensive income	21	31	(5)	(5)
Net (losses)/gains included in retained earnings	(2)	—	9	—
Acquisitions	—	(253)	—	(42)
Settlement of liabilities	6	89	9	49
At the end of the year	(149)	(429)	(167)	(249)
(i)    Included in the balance at 30 June 2021 is £80 million in respect of the acquisition of Casamigos (30 June 2020 - £173 million), and £177 million in respect of the acquisition of Aviation Gin and Davos Brands.
(h) Results of hedge relationships
The group targets a one-to-one hedge ratio. Strengths of the economic relationship between the hedged item and the hedging instrument is analysed on an ongoing basis. Ineffectiveness can arise from subsequent change in the forecast transactions as a result of altered timing, cash flows or value except when the critical terms of the hedging instrument and hedged item are closely aligned. The change in the credit risk of the hedging instruments or the hedged items is not expected to be the primary factor in the economic relationship.
The notional amounts, contractual maturities and rates of the hedging instruments designated in hedging relationships as of 30 June 2021 by the main risk categories are as follows:

	Notional amounts £ million	Maturity	Range of hedged rates(i)
2021
Net investment hedges
Derivatives in net investment hedges of foreign operations	11	July 2021	Turkish lira 11.86 - 12.22
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	1,475	April 2023 - April 2043	US dollar 1.22 - 1.88
Derivatives in cash flow hedge (foreign currency exchange risk)	1,303	September 2021 - December 2022	US dollar 1.19 - 1.42, euro 1.07 - 1.16
Derivatives in cash flow hedge (commodity price risk)	93	July 2021 - May 2023	Corn: 3.63 - 5.17 USD/Bu LME Aluminium: 1,631 - 2,421 USD/Mt
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	4,646	October 2021 - April 2030	(0.01) - 3.09%
2020
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	1,667	April 2023 - April 2043	US dollar 1.22 - 1.88
Derivatives in cash flow hedge (foreign currency exchange risk)	1,428	September 2020 - March 2022	US dollar 1.19 - 1.36, euro 1.06 - 1.18
Derivatives in cash flow hedge (commodity price risk)	133	July 2020 - February 2023	Corn: 3.45 - 4.04 USD/Bu Fuel Oil: 1.11 - 1.87 USD/gal
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	6,092	July 2020 - April 2030	(0.01) - 4.83%
(i)    In case of derivatives in cash flow hedge (commodity price risk and foreign exchange risk) the range of the most significant contract’s hedged rates are presented.

For hedges of the cash flow risk from a change in forward exchange rates using cross currency interest rate swaps, the retranslation of the related bond principal to closing exchange rates and recognition of interest on the related bonds will affect the income statement in each year until the related bonds mature in 2023, 2036 and 2043. Exchange retranslation and the interest on the hedged bonds in the income statement are expected to offset those on the cross currency swaps in each of the years.
In respect of cash flow hedging instruments, a loss of £157 million (2020 – £173 million gain; 2019 – £79 million gain) has been recognised in other comprehensive income due to changes in fair value. A loss of £10 million has been transferred out of other comprehensive income to other operating expenses and a loss of £175 million to other finance charges, respectively, (2020 – a loss of £42 million and a gain of £75 million; 2019 – a loss of £45 million and a gain of £82 million) to offset the foreign exchange impact on the underlying transactions. A gain of £2 million (2020 – £8 million loss, 2019 – £nil) has been transferred out of other comprehensive income to operating profit in relation to commodity hedges. The carrying amount of hedged items recognised in the statement of financial position in relation to hedges of cash flow risk arising from foreign currency debts equals the notional value of the hedging instruments at 30 June 2021 and are included within borrowings. The notional amount for cash flow hedges of foreign currency debt at 30 June 2021 was £1,475 million (2020 – £1,667 million).
For cash flow hedges of forecast transactions at 30 June 2021, based on year end interest and exchange rates, there is expected to be a gain to the income statement of £66 million in the year ending 30 June 2022 and a loss of £48 million in the year ending 30 June 2023.
For hedges, that are no longer applicable at 30 June 2021, a loss of £20 million (2020 – a loss of £20 million) in respect of hedges of foreign currency borrowings is reported in reserves. There was no significant ineffectiveness on net investment and cash flow hedges during the year ended 30 June 2021.
The £4,646 million (2020 –  £6,092 million) notional value of hedged items in fair value hedges equals to the notional value of hedging instruments designated in these relationships at 30 June 2021 and the carrying amount of hedged items are included within borrowings in the statement of financial position.
For fair value hedges, that are no longer applicable, the accumulated fair value changes shown on the statement of financial position at 30 June 2021 was £5 million (2020 – £13 million).
The following table sets out information regarding the effectiveness of hedging relationships designated by the group, as well as the impacts on profit or loss and other comprehensive income:

	At the beginning of the year £ million	Income statement £ million	Consolidated statement of comprehensive income £ million	Other £ million	At the end of the year £ million
2021
Net investment hedges
Derivatives in net investment hedges of foreign operations	—	—	3	(3)	—
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	469	(175)	(123)	(17)	154
Derivatives in cash flow hedge (foreign currency exchange risk)	(58)	(26)	111	26	53
Derivatives in cash flow hedge (commodity price risk)	(9)	2	39	(16)	16
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	189	(126)	—	—	63
Fair value hedge hedged item	(189)	124	—	—	(65)
Instruments in fair value hedge relationship	—	(2)	—	—	(2)
2020
Net investment hedges
Derivatives in net investment hedges of foreign operations	(1)	—	(1)	2	—
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	271	75	146	(23)	469
Derivatives in cash flow hedge (foreign currency exchange risk)	(57)	(47)	(1)	47	(58)
Derivatives in cash flow hedge (commodity price risk)	(9)	(8)	(3)	11	(9)
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	104	85	—	—	189
Fair value hedge hedged item	(103)	(86)	—	—	(189)
Instruments in fair value hedge relationship	1	(1)	—	—	—
(i) Reconciliation of financial instruments
The table below sets out the group’s accounting classification of each class of financial assets and liabilities:

	Fair value through income statement £ million	Fair value through other comprehensive income £ million	Assets and liabilities at amortised cost £ million	Not categorised as a financial instrument £ million	Total £ million	Current £ million	Non-current £ million
2021
Other investments and loans(i)	121	17	8	2	148	—	148
Trade and other receivables	—	—	2,017	404	2,421	2,385	36
Cash and cash equivalents	—	—	2,749	—	2,749	2,749	—
Derivatives in fair value hedge (interest rate risk)	106	—	—	—	106	4	102
Derivatives in cash flow hedge (foreign currency debt)	205	—	—	—	205	—	205
Derivatives in cash flow hedge (foreign currency exchange risk)	61	—	—	—	61	57	4
Derivatives in cash flow hedge (commodity price risk)	16	—	—	—	16	14	2
Other instruments	55	—	—	—	55	46	9
Leases	—	—	5	—	5	—	5
Total other financial assets	443	—	5	—	448	121	327
Total financial assets	564	17	4,779	406	5,766	5,255	511
Borrowings(ii)	—	—	(14,727)	—	(14,727)	(1,862)	(12,865)
Trade and other payables	(429)	—	(3,580)	(977)	(4,986)	(4,648)	(338)
Derivatives in fair value hedge (interest rate risk)	(43)	—	—	—	(43)	—	(43)
Derivatives in cash flow hedge (foreign currency debt)	(51)	—	—	—	(51)	—	(51)
Derivatives in cash flow hedge (foreign currency exchange risk)	(8)	—	—	—	(8)	(5)	(3)
Other instruments	(176)	—	(91)	—	(267)	(261)	(6)
Leases	—	—	(363)	—	(363)	(82)	(281)
Total other financial liabilities	(278)	—	(454)	—	(732)	(348)	(384)
Total financial liabilities	(707)	—	(18,761)	(977)	(20,445)	(6,858)	(13,587)
Total net financial (liabilities)/assets	(143)	17	(13,982)	(571)	(14,679)	(1,603)	(13,076)
2020
Other investments and loans(i)	96	20	5	2	123	—	123
Trade and other receivables	—	—	1,784	373	2,157	2,111	46
Cash and cash equivalents	—	—	3,323	—	3,323	3,323	—
Derivatives in fair value hedge (interest rate risk)	189	—	—	—	189	—	189
Derivatives in cash flow hedge (foreign currency debt)	469	—	—	—	469	—	469
Derivatives in cash flow hedge (foreign currency exchange risk)	8	—	—	—	8	1	7
Derivatives in cash flow hedge (commodity price risk)	1	—	—	—	1	1	—
Other instruments	91	—	—	—	91	73	18
Leases	—	—	3	—	3	—	3
Total other financial assets	758	—	3	—	761	75	686
Total financial assets	854	20	5,115	375	6,364	5,509	855
Borrowings(ii)	—	—	(16,785)	—	(16,785)	(1,995)	(14,790)
Trade and other payables	(249)	—	(2,742)	(867)	(3,858)	(3,683)	(175)
Derivatives in cash flow hedge (foreign currency exchange risk)	(66)	—	—	—	(66)	(52)	(14)
Derivatives in cash flow hedge (commodity price risk)	(10)	—	—	—	(10)	(9)	(1)
Other instruments	(236)	—	—	—	(236)	(222)	(14)
Leases	—	—	(470)	—	(470)	(106)	(364)
Total other financial liabilities	(312)	—	(470)	—	(782)	(389)	(393)
Total financial liabilities	(561)	—	(19,997)	(867)	(21,425)	(6,067)	(15,358)
Total net financial assets/(liabilities)	293	20	(14,882)	(492)	(15,061)	(558)	(14,503)
(i)    Other investments and loans are including those in respect of associates.
(ii)    Borrowings are defined as gross borrowings excluding lease liabilities and the fair value of derivative instruments.

At 30 June 2021 and 30 June 2020, the carrying values of cash and cash equivalents, other financial assets and liabilities approximate to fair values. At 30 June 2021 the fair value of borrowings, based on unadjusted quoted market data, was £15,895 million (2020 – £18,175 million).
(j) Capital management
The group’s management is committed to enhancing shareholder value in the long-term, both by investing in the business and brands so as to deliver continued improvement in the return from those investments and by managing the capital structure. Diageo manages its capital structure to achieve capital efficiency, provide flexibility to invest through the economic cycle and give efficient access to debt markets at attractive cost levels. This is achieved by targeting an adjusted net borrowings (net borrowings aggregated with post employment benefit liabilities) to adjusted EBITDA leverage of 2.5 - 3.0 times, this range for Diageo being currently broadly consistent with an A band credit rating. Diageo would consider operating outside of this range in order to effect strategic initiatives within its stated goals, which could have an impact on its rating. If Diageo’s leverage was to be negatively impacted by the financing of an acquisition, it would seek over time to return to the range of 2.5 - 3.0 times. The group regularly assesses its debt and equity capital levels against its stated policy for capital structure. As at 30 June 2021 the adjusted net borrowings (£12,683 million) to adjusted EBITDA ratio was 2.8 times. For this calculation net borrowings are adjusted by post employment benefit liabilities before tax (£574 million) whilst adjusted EBITDA (£4,527 million) comprises operating profit excluding exceptional operating items and depreciation, amortisation and impairment and includes share of after tax results of associates and joint ventures.